UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2016

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales (State or Other Jurisdiction of Incorporation)	333-203510 (Commission File Number)	N/A (IRS Employer Identification No.)

5 Merchant Square
North Wharf Road
London, W2 1AY
United Kingdom

(Address of Principal Executive Offices)

+44 20 37865275
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On January 13, 2016, LivaNova PLC (the “Company” or “LivaNova”) issued a press release announcing the appointment of Jason Richey as President of the Neuromodulation Business Unit and a member of the Executive Leadership Team of the Company.  The full text of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit 99.1	Press Release issued by LivaNova PLC dated January 13, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: January 13, 2016	By:	/s/ Brian Sheridan
	Name:	Brian Sheridan
	Title	Company Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by LivaNova PLC dated January 13, 2016